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                                                                 Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                          9 3/4% SENIOR NOTES DUE 2008
                                       OF
                            GRANT GEOPHYSICAL, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) the Original Notes are not immediately available or (ii) who cannot deliver their Original Notes (or complete the procedures for book-entry transfer), the Letter of Transmittal and any other required documents cannot be delivered to LaSalle National Bank (the "Exchange Agent") prior to the Expiration Date (as defined in the Prospectus referred to below). This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery, to the Exchange Agent prior to the Expiration Date. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

                 The Exchange Agent For the Exchange Offer Is:

                             LASALLE NATIONAL BANK

             By Mail or Overnight Delivery:                                  By Hand Delivery:
                 LaSalle National Bank                                     LaSalle National Bank
                Corporate Trust Division                          c/o IBJ Schroder Bank and Trust Company
                135 South LaSalle Street                               One State Street -- Floor SC1
                       Suite 1825                                       Securities Processing Window
                Chicago, Illinois 60603                                  New York, New York 100004
                Attention: Sarah H. Webb

                  To Confirm by Telephone or For Information:
                                 (312) 904-2936

                            Facsimile Transmissions:
                                 (312) 904-2236

     THE FOLLOWING WILL NOT CONSTITUTE VALID DELIVERY: (i) DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
(ii) TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Grant Geophysical, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated           , 1998 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

Total Principal
Amount Tendered:
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Registration Nos.
(if available):
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Name of Registered Holder:

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Address:
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Area Code and Telephone Number:
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If Original Notes will be tendered by book-entry transfer, provide the following information:

Signature:
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DTC Account
Number:
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Date:
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              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, being defined as a firm or other entity identified in Rule 17Ad15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at the address set forth above, either (i) the Original Notes tendered hereby in proper form for transfer, or (ii) confirmation of the book-entry transfer of such Original Notes, to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal and any other required documents within five business days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letters of Transmittal and the Original Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of
Firm:
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Authorized
Signature:
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                                    (Title)

Address:
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                               (INCLUDE ZIP CODE)

Area Code and Telephone
Number:
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Date:
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NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL
      SURRENDER OF ORIGINAL NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.